UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2008-1

(Issuing Entity)

Delaware	333-124935-08	51-6596300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.                                          Securities Act Updating Disclosure

On February 20, 2008, Harley-Davidson Motorcycle Trust 2008-1 (the “Trust”) issued $93,000,000 of 3.1713% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $197,000,000 of Class A-2 Floating Rate Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $55,000,000 of 4.25% Class A-3a Motorcycle Contract Backed Notes (the “Class A-3a Notes”), $70,000,000 of Class A-3b Floating Rate Motorcycle Contract Backed Notes (the “Class A-3b Notes”), $71,000,000 of 4.90% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”), $37,800,000 of 6.34% Class B Motorcycle Contract Backed Notes (the “Class B Notes”) and $16,200,000 of 7.55% Class C Motorcycle Contract Backed Notes (the “Class C Notes”).  The Class A-1 Notes, the Class A-2 Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4 Notes were offered and sold pursuant to the Prospectus dated February 13, 2008 and Prospectus Supplement dated February 15, 2008 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-124935.  The Class B Notes and the Class C Notes were initially retained by the depositor, Harley-Davidson Customer Funding Corp.

Set forth below is information as of January 31, 2008, the “cutoff date” (except as otherwise noted), regarding the characteristics of the final pool of contracts transferred to the Trust on February 20, 2008.

COMPOSITION OF THE

POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

Aggregate Principal Balance	$540,000,000.55
Number of Contracts	38,834
Average Principal Balance	$13,905.34
Weighted Average Contract Interest Rate	11.842%
(Range)	3.660% to 25.527%
Weighted Average Original Term (in months)	74
(Range)	12 to 84
Weighted Average Remaining Term (in months)	68
(Range)	3 to 84
Weighted Average FICO® Score*	693

* As of origination date. Weighted Average FICO Score is calculated excluding contracts for which no FICO score was available.

GEOGRAPHIC CONCENTRATION

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

State	Principal Balance Concentration
Texas	13.51%
Florida	9.25%
California	8.81%

No other state represented more than 5.00% of the aggregate principal balance of the pool of contracts as of the cutoff date.

The pool of contracts has the following characteristics:

•                  the last scheduled payment of each contract as of the cutoff date is due no later than January 2015;

•                  100% of the aggregate principal balance of the pool of contracts has made at least one payment by the cutoff date or has a first scheduled payment date no later than February 2008;

•                  approximately 78.54% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new, and approximately 21.46% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 99.11% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell, and approximately 0.89% of the aggregate principal balance of the pool of contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all contracts in the pool have a contract interest rate of at least 3.000% per annum and not more than 26.000% per annum and the weighted average contract interest rate of the pool of contracts as of the cutoff date is approximately 11.84% per annum (see Table 1 set forth in Exhibit 99.1 attached hereto);

•                  the contracts in the pool have remaining terms as of the cutoff date of at least 3 months but not more than 84 months and original terms of at least 12 months but not more than 84 months;

•                  the contracts in the pool have a weighted average term to scheduled maturity as of the cutoff date of approximately 68 months, and a weighted average term to scheduled maturity as of origination of approximately 74 months (see Tables 2 and 3 set forth in Exhibit 99.1 attached hereto);

•                  the average principal balance per contract in the pool as of the cutoff date was approximately $13,905.34, and the principal balances on the contracts in the pool as of the cutoff date ranged from $521.66 to $64,546.67 (see Table 4 set forth in Exhibit 99.1 attached hereto);

•                  the contracts in the pool arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases, and with respect to the contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts in the pool as of the cutoff date: 13.51% in Texas, 9.25% in Florida and 8.81% in California (see Table 5 set forth in Exhibit 99.1 attached hereto).  No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts in the pool as of the cutoff date; and

•                  the weighted average FICO® score of obligors for which a FICO score was obtained in respect of the pool of contracts as of the date of origination was approximately 693, and the FICO® scores of obligors of the contracts in the pool as of the date of origination ranged from 431 to 848 (see Table 6 set forth in Exhibit 99.1 attached hereto).

Certain contracts were originated under one of the following incentive financing programs offered by Eaglemark Savings Bank or the seller in connection with the retail purchase of new or used Harley-Davidson® motorcycles or Buell® motorcycles:

•                  no down payment;

•                  deferred first payment, in which the first payment on a contract is deferred for a period of up to 210 days and no interest accrues under such contract for a period up to 180 days;

•                  no down payment and deferred first payment (as described above); and

•                  low contract interest rate program.

Contracts originated under a no down payment financing program constituted approximately 22.24% of the aggregate principal balance of the contracts in the pool as of the cutoff date (which may include a no down payment offer in conjunction with another incentive financing program).  No other incentive financing program represented more than 0.47% of the aggregate principal balance of the contracts as of the cutoff date.

The tables attached hereto as Exhibit 99.1 describe the following characteristics of the pool of contracts as of the cutoff date or date of origination, as applicable:  the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score.

Item 8.01.                                          Other Events

Final copies of the agreements listed below as exhibits to this Current Report on Form 8-K are being filed to satisfy certain undertakings to file copies of certain agreements executed in connection with the issuance of the above-described notes.

Item 9.01.                                          Financial Statements and Exhibits

  (a)         Financial Statements:    None

  (b)         Pro Forma Financial Information:    None

  (c)         Not applicable

  (d)         Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of January 1, 2008 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of February 15, 2008 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of February 15, 2008 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of February 15, 2008 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of February 15, 2008 among the Trust, HDCC, CFC and the Indenture Trustee
10.4	Underwriting Agreement dated as of February 15, 2008 among CFC, HDCC and Wachovia Capital Markets, LLC, as representative for the several underwriters
10.5	ISDA Master Agreement dated as of February 15, 2008 between the Trust and Citibank, N.A.
10.6	Schedule and Credit Support Annex dated as of February 15, 2008 to the ISDA Master Agreement between the Trust and Citibank, N.A.
10.7	Confirmation dated as of February 15, 2008 relating to the Class A-2 Notes between the Trust and Citibank, N.A.
10.8	Confirmation dated as of February 15, 2008 relating to the Class A-3b Notes between the Trust and Citibank, N.A.
99.1

Tables showing the following characteristics of the pool of contracts as of January 31, 2008 (the “cutoff date”) or date of origination, as applicable: the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2008-1

By:	Harley-Davidson Credit Corp.,
as Administrator

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President, Treasurer, Acting Chief Financial Officer, Assistant Secretary

February 22, 2008

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of January 1, 2008 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of February 15, 2008 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of February 15, 2008 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of February 15, 2008 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of February 15, 2008 among the Trust, HDCC, CFC and the Indenture Trustee
10.4	Underwriting Agreement dated as of February 15, 2008 among CFC, HDCC and Wachovia Capital Markets, LLC, as representative for the several underwriters
10.5	ISDA Master Agreement dated as of February 15, 2008 between the Trust and Citibank, N.A.
10.6	Schedule and Credit Support Annex dated as of February 15, 2008 to the ISDA Master Agreement between the Trust and Citibank, N.A.
10.7	Confirmation dated as of February 15, 2008 relating to the Class A-2 Notes between the Trust and Citibank, N.A.
10.8	Confirmation dated as of February 15, 2008 relating to the Class A-3b Notes between the Trust and Citibank, N.A.
99.1

Tables showing the following characteristics of the pool of contracts as of January 31, 2008 (the “cutoff date”) or date of origination, as applicable: the distribution by contract interest rate, the distribution by remaining term to maturity, the distribution by original term to maturity, the distribution by current balance, the geographic distribution and the distribution by FICO® score